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                                                                    EXHIBIT 23.1


                      Consent of Independent Accountants



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 18, 1999, relating to the consolidated financial statements and financial statement schedule of Legato Systems, Inc. which appear in Legato Systems, Inc.'s Annual Report on Form 10-K/A for the year ended December 31, 1998.



                        /s/ PricewaterhouseCoopers LLP
                        -------------------------------
                            PricewaterhouseCoopers LLP
San Jose, California
August 5, 1999